                                                                       (h)(2)(i)
[LOGO] ING FUNDS

April 28, 2008

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio, each a newly established series of ING Investors Trust, effective April 28, 2008 (the "Portfolios") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolios to the Amended and Restated Exhibit A of the Agreement. This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated January 31, 2008 and is attached hereto.

     The Amended and Restated Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio, ING FMR(SM) Large Cap Growth Portfolio to ING
     Van Kampen Large Cap Growth Portfolio, ING FMR(SM) Mid Cap Growth Portfolio to ING
Mid Cap Growth Portfolio, and ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund; 2) by the removal of ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this Corporation was recently dissolved; 3) by the removal of ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio as these portfolios recently liquidated and dissolved; 4) by the removal of ING Fundamental Research Portfolio as this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolios by signing below.

                                           Very sincerely,


                                           By: /s/ Todd Modic
                                               ---------------------------------
                                               Name:  Todd Modic
                                               Title: Senior Vice President
                                                      ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.


By: /s/ Nick Horvath
    ----------------------------------
    Name: Nick Horvath
    Title Operations Officer

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000          ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               with respect to the

                                AGENCY AGREEMENT

                                     between

                                    THE FUNDS

                                       and

                                DST SYSTEMS, INC.

                                                                Type of          State of     Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
ING Corporate Leaders Trust Fund                            Trust             New York        13-6061925

ING Equity Trust                                            Business Trust    Massachusetts       N/A
   ING Equity Dividend Fund                                                                   26-1430152
   ING Financial Services Fund                                                                95-4020286
   ING Fundamental Research Fund                                                              20-3735519
   ING Index Plus LargeCap Equity Fund                                                        86-1033467
   ING Index Plus LargeCap Equity Fund II                                                     86-1039030
   ING Index Plus LargeCap Equity Fund III                                                    86-1049217
   ING Index Plus LargeCap Equity Fund IV                                                     82-0540557
   ING Index Plus LargeCap Equity Fund V                                                      27-0019774
   ING LargeCap Growth Fund                                                                   33-0733557
   ING LargeCap Value Fund                                                                    20-0437128
   ING MidCap Opportunities Fund                                                              06-1522344
   ING Opportunistic LargeCap Fund                                                            20-3736397
   ING Principal Protection Fund VI                                                           48-1284684
   ING Principal Protection Fund VII                                                          72-1553495
   ING Principal Protection Fund VIII                                                         47-0919259
   ING Principal Protection Fund IX                                                           20-0453800
   ING Principal Protection Fund X                                                            20-0584080
   ING Principal Protection Fund XI                                                           20-0639761
   ING Principal Protection Fund XII                                                          20-1420367
   ING Principal Protection Fund XIII                                                         20-1420401
   ING Principal Protection Fund XIV                                                          20-1420432
   ING Real Estate Fund                                                                       23-2867180
   ING SmallCap Opportunities Fund                                                            04-2886856
   ING SmallCap Value Multi-Manger Fund                                                       20-2024826
   ING Value Choice Fund                                                                      20-2024800

ING Funds Trust                                             Statutory Trust   Delaware            N/A
   ING Classic Money Market Fund                                                              23-2978935
   ING GNMA Income Fund                                                                       22-2013958
   ING High Yield Bond Fund                                                                   23-2978938

                                                               Type of          State of      Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
   ING Institutional Prime Money Market Fund                                                  20-2990793
   ING Intermediate Bond Fund                                                                 52-2125227
   ING National Tax-Exempt Bond Fund                                                          23-2978941

ING Investors Trust                                         Business Trust    Massachusetts       N/A
   ING AllianceBernstein Mid Cap Growth Portfolio                                            51-0380290
   ING American Funds Asset Allocation Portfolio                                                  TBD
   ING American Funds Bond Portfolio                                                          26-1124964
   ING American Funds Growth Portfolio                                                        55-0839555
   ING American Funds Growth-Income Portfolio                                                 55-0839542
   ING American Funds International Portfolio                                                 55-0839552
   ING BlackRock Large Cap Growth Portfolio                                                   02-0558346
   ING BlackRock Large Cap Value Portfolio                                                    02-0558367
   ING BlackRock Inflation Protected Bond Portfolio                                           20-8798165
   ING Capital Guardian U.S. Equities Portfolio                                               23-3027332
   ING Disciplined Small Cap Value Portfolio                                                  20-4411788
   ING EquitiesPlus Portfolio                                                                 20-3606554
   ING Evergreen Health Sciences Portfolio                                                    20-0573913
   ING Evergreen Omega Portfolio                                                              20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                                  25-6725709
   ING Van Kampen Large Cap Growth Portfolio                                                  20-1794099
   ING Mid Cap Growth Portfolio                                                               51-0380288
   ING Focus 5 Portfolio                                                                      26-0474637
   ING Franklin Income Portfolio                                                              20-4411383
   ING Franklin Mutual Shares Portfolio                                                       20-8798204
   ING Franklin Templeton Founding Strategy Portfolio                                         20-8798288
   ING Global Real Estate Portfolio                                                           20-3602480
   ING Global Resources Portfolio                                                             95-6895627
   ING Global Technology Portfolio                                                            23-3074142
   ING Goldman Sachs Commodity Strategy Portfolio                                             26-1780982
   ING International Growth Opportunities Portfolio                                           23-3074140
   ING Janus Contrarian Portfolio                                                             23-3054937
   ING JPMorgan Emerging Markets Equity Portfolio                                             52-2059121
   ING JPMorgan Small Cap Core Equity Portfolio                                               02-0558352
   ING JPMorgan Value Opportunities Portfolio                                                 20-1794128
   ING Julius Baer Foreign Portfolio                                                          02-0558388
   ING Legg Mason Value Portfolio                                                             23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                                  20-0573999
   ING LifeStyle Conservative Portfolio                                                       26-0475378
   ING LifeStyle Growth Portfolio                                                             20-0573986
   ING LifeStyle Moderate Growth Portfolio                                                    20-0573968

                                                               Type of          State of      Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
   ING LifeStyle Moderate Portfolio                                                           20-0573946
   ING Limited Maturity Bond Portfolio                                                        95-6895624
   ING Liquid Assets Portfolio                                                                95-6891032
   ING Lord Abbett Affiliated Portfolio                                                       23-3027331
   ING Marsico Growth Portfolio                                                               51-0380299
   ING Marsico International Opportunities Portfolio                                          20-1794156
   ING MFS Total Return Portfolio                                                             51-0380289
   ING MFS Utilities Portfolio                                                                20-2455961
   ING Multi-Manager International Small Cap Portfolio                                        26-2151873
   ING Oppenheimer Main Street Portfolio(R)                                                   51-0380300
   ING PIMCO Core Bond Portfolio                                                              51-0380301
   ING PIMCO High Yield Portfolio                                                             02-0558398
   ING Pioneer Equity Income Portfolio                                                        20-8642546
   ING Pioneer Fund Portfolio                                                                 20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                        20-1487187
   ING Stock Index Portfolio                                                                  55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                           95-6895626
   ING T. Rowe Price Equity Income Portfolio                                                  95-6895630
   ING Templeton Global Growth Portfolio                                                      51-0377646
   ING UBS U.S. Allocation Portfolio                                                          23-3054961
   ING Van Kampen Capital Growth Portfolio                                                    02-0558376
   ING Van Kampen Global Franchise Portfolio                                                  02-0558382
   ING Van Kampen Growth and Income Portfolio                                                 13-3729210
   ING Van Kampen Real Estate Portfolio                                                       95-6895628
   ING VP Index Plus International Equity Portfolio                                           20-2990679
   ING Wells Fargo Disciplined Value Portfolio                                                13-6990661
   ING Wells Fargo Small Cap Disciplined Portfolio                                            20-3602389

ING Mayflower Trust                                         Business Trust    Massachusetts       N/A
   ING International Value Fund                                                               06-1472910

ING Mutual Funds                                            Statutory Trust   Delaware            N/A
   ING Asia-Pacific Real Estate Fund                                                          26-1095016
   ING Disciplined International SmallCap Fund                                                20-5929531
   ING Diversified International Fund                                                         20-3616995
   ING Emerging Countries Fund                                                                33-0635177
   ING Emerging Markets Fixed Income Fund                                                     20-3617319
   ING European Real Estate Fund                                                              26-1095315
   ING Foreign Fund                                                                           72-1563685
   ING Global Bond Fund                                                                       20-4966196
   ING Global Equity Dividend Fund                                                            55-0839557
   ING Global Natural Resources Fund                                                          13-2855309
   ING Global Real Estate Fund                                                                86-1028620

                                                               Type of          State of      Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
   ING Global Value Choice Fund                                                               33-0552475
   ING Greater China Fund                                                                     20-3617281
   ING Index Plus International Equity Fund                                                   20-3617246
   ING International Capital Appreciation Fund                                                20-3617270
   ING International Equity Dividend Fund                                                     20-8798239
   ING International Growth Opportunities Fund                                                22-3278095
   ING International Real Estate Fund                                                         20-3616901
   ING International SmallCap Multi-Manager Fund                                              33-0591838
   ING International Value Choice Fund                                                        20-2024764
   ING International Value Opportunities Fund                                                 20-8279164
   ING Russia Fund                                                                            22-3430284

ING Partners, Inc.                                          Corporation       Maryland            N/A
   ING American Century Large Company Value Portfolio                                         52-2354157
   ING American Century Small-Mid Cap Value Portfolio                                         45-0467862
   ING Baron Asset Portfolio                                                                  20-3606546
   ING Baron Small Cap Growth Portfolio                                                       75-3023525
   ING Columbia Small Cap Value II Portfolio                                                  20-3606562
   ING Davis New York Venture Portfolio                                                       52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                                20-1351800
   ING Fidelity(R) VIP Equity-Income Portfolio                                                20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                       20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                      20-1352148
   ING Index Solution 2015 Portfolio                                                          26-1752056
   ING Index Solution 2025 Portfolio                                                          26-1752116
   ING Index Solution 2035 Portfolio                                                          26-1752193
   ING Index Solution 2045 Portfolio                                                          26-1752971
   ING Index Solution Income Portfolio                                                        26-1753031
   ING JPMorgan International Portfolio                                                       06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                       75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio                                        06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio                                         51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio                                       20-3606442
   ING Neuberger Berman Partners Portfolio                                                    20-3606413
   ING Neuberger Berman Regency Portfolio                                                     20-3606426
   ING OpCap Balanced Value Portfolio                                                         52-2354147
   ING Oppenheimer Global Portfolio                                                           75-3023503

                                                               Type of          State of      Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
   ING Oppenheimer Strategic Income Portfolio                                                 20-1544721
   ING PIMCO Total Return Portfolio                                                           75-3023517
   ING Pioneer High Yield Portfolio                                                           20-3606502
   ING Solution 2015 Portfolio                                                                20-2456044
   ING Solution 2025 Portfolio                                                                47-0951928
   ING Solution 2035 Portfolio                                                                20-2456104
   ING Solution 2045 Portfolio                                                                20-2456138
   ING Solution Growth and Income Portfolio                                                   26-0239049
   ING Solution Growth Portfolio                                                              26-0239133
   ING Solution Income Portfolio                                                              20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                     52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                  06-1496081
   ING Templeton Foreign Equity Portfolio                                                     20-3606522
   ING Thornburg Value Portfolio                                                              06-1496058
   ING UBS U.S. Large Cap Equity Portfolio                                                    06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                                    20-3736472
   ING Van Kampen Comstock Portfolio                                                          75-3023521
   ING Van Kampen Equity and Income Portfolio                                                 52-2354153
                                                            Business Trust    Massachusetts

ING Prime Rate Trust                                                                          95-6874587
                                                            Statutory Trust   Delaware

ING Senior Income Fund                                                                        86-1011668
                                                            Statutory Trust   Delaware

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                                          20-8949559
   ING SPorts Core Plus Fixed Income Fund                                                     20-8949653
                                                            Statutory Trust   Delaware

ING Variable Insurance Trust                                                                      N/A
   ING GET U.S. Core Portfolio - Series 1                                                     43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                     41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                     32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                     32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                     32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                     32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                     83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                     20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                     20-1420578
   ING GET U.S. Core Portfolio - Series 10                                                    20-2936139
   ING GET U.S. Core Portfolio - Series 11                                                    20-2936166
   ING GET U.S. Core Portfolio - Series 12                                                    20-2936189
   ING GET U.S. Core Portfolio - Series 13                                                    20-4949294
   ING GET U.S. Core Portfolio - Series 14                                                    20-5929257

                                                                Type of          State of     Taxpayer
Taxpayer/Fund Name                                          Organization      Organization    I.D. No.
------------------                                          --------------    -------------   --------
   ING VP Global Equity Dividend Portfolio                                                    25-6705433
                                                            Business Trust    Massachusetts

                                                                                                  N/A

ING Variable Products Trust
   ING VP Financial Services Portfolio                                                        86-1028316
   ING VP High Yield Bond Portfolio                                                           06-6396995
   ING VP International Value Portfolio                                                       06-6453493
   ING VP MidCap Opportunities Portfolio                                                      06-6493760
   ING VP Real Estate Portfolio                                                               20-0453833
   ING VP SmallCap Opportunities Portfolio                                                    06-6397002